CALVERT GREEN BOND FUND
Supplement to Prospectus dated February 1, 2018 as revised April 5, 2018

Effective immediately:

1.	The following replaces the third paragraph in “Principal Investment Strategies” under “Fund Summaries – Calvert Green Bond Fund”:

The Fund may also invest in foreign debt securities. Foreign debt securities include sovereign debt and American Depositary Receipts (“ADRs”). The Fund may engage in forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

2.	The following is added as the second paragraph of “Foreign Investment Risk.” in “Principal Risks” under “Fund Summaries – Calvert Green Bond Fund”:

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

3.	The following replaces the Average Annual Total Return table and footnotes in “Performance” under “Fund Summaries – Calvert Green Bond Fund”:
Average Annual Total Returns as of December 31, 2017	One Year	Life of Fund
Class A Return Before Taxes	-0.87%	1.53%
Class A Return After Taxes on Distributions	-1.79%	0.63%
Class A Return After Taxes on Distributions and Sale of Class A Shares	-0.40%	0.78%
Class I Return Before Taxes	3.37%	2.84%
ICE BofAML Green Bond Index – Hedged USD (reflects no deduction for fees, expenses or taxes)	3.46%	3.36%
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.86%	0.31%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.82%	0.27%

These returns reflect the maximum sales charge for Class A (3.75%). The Fund’s primary benchmark has been changed to the ICE BofAML Green Bond Index – Hedged USD because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. Investors cannot invest directly in an Index. ICE Data Indices, LLC indices not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report, ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Investors cannot invest directly in an Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

4.	The following is added as the last paragraph of “Foreign Investments.” under “Investment Objectives, Policies and Risks”:

The Fund may invest in securities and other instruments (including loans) issued, guaranteed, or backed by sovereign or government entities. Economic data as reported by sovereign or government entities and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign or government entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign or government entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign or government defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

July 12, 2018	29655 7.12.18